EQUIPMENT LEASE AGREEMENT

citicapital

PHONE: 800-400-4766 FAX: 888-682-0600

LESSEE

LESSEE(FULL LEGAL NAME): Oxysure Systems Incorporated			
STREET ADDRESS: 2611 Internet Blvd. Ste 109			
CITY: Frisco	STATE: TX	ZIP: 75034	PHONE NUMBER: (214) 618-7923

SOLE PROPRIETORSHIP:

NAME:

ADDRESS:

SS#: DATE OF BIRTH:

FEDERAL TAX ID#:

EQUIPMENT

DESCRIPTION OF EQUIPMENT LEASED	MAKE AND TYPE	MODEL NUMBER	SERIAL NUMBER	QTY
See Schedule A				

EQUIPMENT LOCATION: SAME ( ) OTHER (✓)	ADDRESS: 10880 John W. Elliott Drive Suite 600	CITY: Frisco	STATE: TX	ZIP: 75034

TERMS

TERM IN MONTHS	LEASE PAYMENTS: (✓) MONTHLY ( )QUARTERLY ( )OTHER	END OF LEASE PURCHASE OPTION SHALL BE FAIR MARKET VALUE (FMV) UNLESS ANOTHER OPTION IS SELECTED		ADVANCE RENTS
60	$ 164.18 (PLUS APPLICABLE TAXES)		___ 10% PURCHASE OPTION ✓ $1.00 PURCHASE OPTION ___ OTHER: ______	$ 0.00 (PLUS APPLICABLE TAXES) (CHECK MUST ACCOMPANY LEASE)

TERMS AND CONDITIONS

IMPORTANT INFORMATION ABOUT ESTABLISHING A RELATIONSHIP WITH CITICAPITAL®: To help the United States Government fight terrorism and money laundering, Federal law requires us to obtain, verify, and record information that identifies each person or business that opens an account or establishes a relationship. What this means for you: when you open an account or establish a relationship, we will ask for your name, street address, date of birth, and identification number, such as a social security number or taxpayer identification number. For businesses, we will ask for the business name, street address and tax identification number. Federal law requires us to obtain this information. We may also ask to see your driver's license or other identifying documents that will allow us to identify you. We appreciate your cooperation.

The words YOU and YOUR mean the Lessee. The words WE, US, and OUR refer to Citicorp Vendor Finance, Inc., the Lessor.

1. LEASE: We agree to lease to you and you agree to lease from us the equipment described above and on any attached schedule (collectively, "Equipment"). The parties intend this Lease to be a finance lease under Article 2A of the Uniform Commercial Code ("UCC"). You agree that this Lease is non-cancelable.

2. TERM AND RENT: The term shall commence on the day that any of the Equipment is delivered to you (the "Commencement Date"). You promise to pay us the rent ("Rent") in advance, commencing on the Commencement Date and thereafter until all amounts are fully paid, according to the payment schedule shown above. You authorize us to adjust Rent by up to 10% if the Equipment cost or taxes differ from the supplier's estimate, and to insert or correct missing information in this Lease, including your legal name and the Equipment's serial number and location. Your obligations hereunder are absolute and unconditional, and are not subject to any abatement, set-off, reduction, counterclaim or defense whatsoever. If any payment is not made when due, you shall be charged a late fee of 10% of the amount of such payment, plus interest on such amount at the rate of 1.15% per month from the due date until the date paid, but in no event more than the maximum rate permitted by law. Any Advance Rent paid by you is irrevocable and is not otherwise subject to being returned or refunded to you. Advance Rent shall be applied against rents due or to become due hereunder.

3. DELIVERY AND ACCEPTANCE: Your confirmation to us, by telephone, writing or other means, of the receipt and installation of the Equipment will constitute your acknowledgment that you have inspected the Equipment, found it to be in good working order and satisfactory and acceptable for purposes of this Lease.

4. DISCLAIMERS AND WAIVERS: We are leasing the Equipment to you "AS IS". WE MAKE NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. YOU AGREE THAT YOU HAVE SELECTED ALL EQUIPMENT WITHOUT OUR ASSISTANCE AND WE ARE NOT THE MANUFACTURER OF THE EQUIPMENT. We transfer to you for the term of this Lease any warranties made by the manufacturer or supplier of the Equipment. IT IS UNDERSTOOD AND AGREED THAT NEITHER SUPPLIER NOR ANY AGENT OF SUPPLIER IS AN AGENT OF OURS NOR ARE THEY AUTHORIZED TO WAIVE OR MODIFY ANY TERMS OF THIS LEASE. YOU HEREBY WAIVE ANY RECOUPMENT, CROSS-CLAIM, COUNTERCLAIM OR ANY OTHER DEFENSE AT LAW OR IN EQUITY TO ANY RENT PAYMENT OR OTHER AMOUNT DUE WITH RESPECT TO THIS LEASE, WHETHER ANY SUCH DEFENSE ARISES OUT OF THIS LEASE, ANY CLAIM BY YOU AGAINST US, OUR ASSIGNEES OR SUPPLIER, OR OTHERWISE. NEITHER WE NOR OUR AFFILIATES, OFFICERS, DIRECTORS OR SHAREHOLDERS WILL BE LIABLE FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES. YOU HEREBY WAIVE ALL RIGHTS AND REMEDIES GRANTED YOU BY SECTIONS 2A 508 THROUGH 2A 522 OF THE UNIFORM COMMERCIAL CODE.

5. OWNERSHIP, USE AND MAINTENANCE: We are the owner of the Equipment and you agree not to take any position inconsistent with such ownership. If this Lease is deemed to be a security agreement, to secure your existing and future obligations hereunder and in any other agreement between you and us or any of our affiliates you grant us a security interest in the Equipment and in any other property financed by us or our affiliates ("Other Equipment") and all proceeds therefrom (collectively, "Collateral"). You hereby authorize us to file UCC Financing Statements, to sign such statements, and agree to pay for such filings. You waive the right to file any amendments or terminations of financing statements without our signature. You are solely responsible for the installation, operation and maintenance of the Equipment, will keep it in good condition and working order, will use it in compliance with applicable law, and will not attach it to building fixtures. You will use the Equipment for business purposes only and not for personal, family or household use.

6. END OF LEASE: Not more than 180 days but not less than 90 days prior to the end of the initial term or 90 days prior to the end of any renewal term of this Lease, you shall give us written notice of your intention to either return the Equipment to us or purchase the Equipment, as provided herein. Provided you have given such timely notice, you shall return the Equipment to us at your cost, in good condition and working order, reasonable wear and tear excepted, in a manner and to a location designated by us or remit the purchase amount within ten (10) days of expiration or earlier termination of this Lease. If you fail to so notify us, or having notified us, you fail to return the Equipment as provided herein, or fail to remit the purchase option at the end of the term, this Lease, at our option, shall renew for additional terms of 90 days each at a periodic rent equal to 100% of the Rent provided herein. If we request, in writing, you shall store the Equipment at your premises for a period of up to 90 days at no cost to us. Any FMV purchase amount will be determined by us based upon the Equipment's in place and in use value. All Equipment will be sold by us "AS IS, WHERE IS". In the event that you elect to return the Equipment, upon termination of this Lease you shall remit to us a $150 fee, payable upon your request for authorization to return the Equipment. The fee is payable in addition to shipping costs for return of Equipment.

7. RISK OF LOSS AND INSURANCE: You bear all risk of loss or damage to or from the Equipment from any cause whatsoever until the Equipment is returned to and received by us. If the Equipment is damaged or lost, you agree to continue to pay Rent. You agree, during the term of this Lease, to keep the Equipment fully insured against damage and loss, from every cause whatsoever, for not less than the full replacement value thereof, and to obtain a general public liability insurance policy, in each case from an insurer or insurers reasonably satisfactory to us, naming us and our assigns as loss payees and additional insureds. You agree to provide us with certificates or other evidence of such insurance. If you fail to obtain such insurance or to provide evidence thereof to us, you agree that we may, but shall not be obligated to, obtain such insurance on your behalf and charge you for all costs and expenses associated therewith. Without limiting the generality of the forgoing, you specifically acknowledge and agree that if we obtain such insurance on your behalf, you will be required to pay a monthly insurance charge consisting of reimbursement for premiums advanced to the insurer, finance charges on the unreimbursed balance of such premiums at a rate of 18% per annum and a fee of $5.00. We, our assignees and/or our affiliates receive a portion of the insurance charges, which may include a profit from such charges.

8. INDEMNITY: We are not liable for any claims, damages, losses or injuries caused by the Equipment, including its manufacture, purchase, delivery, return, ownership, leasing, use, operation, maintenance, defect or condition, and you will indemnify and defend us against any such claims, damages, losses or injuries, including attorneys' fees and costs, and whether arising out of breach of contract or tort.

9. TAXES AND FEES: You agree to pay when due, reimburse us for or pay as part of the Rent payment, all sales, use personal property and other taxes, fees and charges (including fines and penalties) relating to ownership or use of the Equipment or to this Lease, now or hereafter imposed, levied or assessed by any federal, state or local government or agency, including any taxes payable up front. You agree to pay us a non-refundable origination fee of $67.40 in connection herewith. We may charge you a processing fee for administering property tax filings.

10. LOCATION OF EQUIPMENT: The Equipment cannot be moved from the location shown above without our prior written consent. We may inspect the Equipment during the Lease term.

11. DEFAULT: Any of the following will be a "Default" under this Lease: (a) you fail to pay any amount hereunder or under any other agreement with us or our affiliates concerning the finance of Other Equipment when due; or (b) you breach any other provision hereof or any other agreement with us or our affiliates concerning the finance of Other Equipment and fail to cure such breach within 10 days after written notice; or (c) any representation or warranty you make in this Lease or any other related document proves to be incorrect or false; or (d) you or any guarantor becomes insolvent or bankrupt, merges or is sold, or sustains a substantial deterioration in your or guarantor's financial or other condition; or (e) any guaranty or other instrument supporting this Lease is breached, revoked, canceled or terminated.

12. REMEDIES: Upon a Default, we may do one or more of the following: (i) declare all accrued amounts under this Lease, plus the present value (discounted at 5% per annum) of the sum of all payments for the unexpired term of this Lease and our anticipated residual recovery from the Equipment at the scheduled expiration of this Lease as determined by us to be immediately due and payable; or (ii) terminate this Lease and any other agreement between you and us and/or any affiliate of ours concerning the finance of equipment; or (iii) require you to immediately return the Equipment to us or peaceably repossess the Equipment wherever located, without demand or notice. We may also charge you interest at the rate of 1.15% per month on all monies due from the Default date until fully paid, but in no event more than the maximum lawful rate. Upon a Default, you will pay all reasonable attorney's fees and costs, and storage, shipping and other expenses we incur enforcing our remedies hereunder. Any return or repossession of Equipment will not be deemed a Lease termination or cancellation. If the Equipment is returned or repossessed, we may lease or sell any Equipment or other Collateral at terms we determine, with or without notice to you, at public or private sale, and apply the proceeds (after deducting any related expenses) to amounts due hereunder. You remain liable for any deficiency with any excess being retained by us. You agree that with respect to any notice of a sale required by law to be given, 10 days' notice shall constitute reasonable notice. All our remedies are cumulative, are in addition to any other remedies provided for by law and may be exercised either concurrently or separately. Any failure or delay by us to exercise any right shall not operate as a waiver of any right, other or future rights or to modify the terms of this Lease.

13. ASSIGNMENT: You may not assign this Lease or sublease the Equipment without our prior written consent. We may sell or assign this Lease or any right hereunder or in the Equipment without notice, and the new owner will have all of our rights hereunder, but none of our obligations, for which we remain responsible. The rights of the new owner will not be subject to any claims, defenses, or set offs that you may have against us or any other person.

14. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF JURY TRIAL; SEVERABILITY: THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAWS OF THE STATE OF NEW JERSEY, BUT ONLY TO THE EXTENT SUCH STATE LAW IS NOT PREEMPTED BY FEDERAL LAW OR REGULATION. SUBJECT TO THE PROVISIONS SET FORTH ELSEWHERE HEREIN WITH RESPECT TO ARBITRATION PROCEEDINGS, YOU CONSENT TO THE NON-EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS OF NEW JERSEY. YOU WAIVE TRIAL BY JURY IN ANY ACTION. Any provision of this Lease found to be prohibited by law shall be ineffective to the extent of such prohibition without invalidating the remainder of this Lease. You agree t o sign such other documents and take such other actions as we may reasonably require.

15. CUSTOMER P.O.: You agree that any Purchase Order issued to us covering the Equipment is issued for authorization purposes and your internal use only, and none of its terms and conditions shall modify the terms of this Lease.

16. FAX LEASE: A facsimile copy of this Lease and each document executed with this Lease may be treated as an original, and will be admissible as legal evidence thereof, and be binding upon you for all purposes. However, this Lease shall only become effective and binding against us when actually signed by us. Both of us agree that the version of this Lease containing our original signature and your original or facsimile signature shall constitute the original authoritative version.

17. ARBITRATION: Except as otherwise expressly set forth in this section, any issue, claim or dispute between us and you or any of our or your respective successors, assigns, agents, officers or employees arising out of or in connection with or relating to this Lease or any dealings between us and you with respect to this Lease or the Equipment, whether based on contract, statute, regulation, tort (including fraud or any intentional tort) or any other legal or equitable grounds, including the arbitrability of the matter and the scope of the arbitration, shall be resolved by binding arbitration in accordance with the provisions of this section. Arbitration replaces the right to resort to the courts for dispute resolution.

Arbitration must be filed with the American Arbitration Association or the National Arbitration Forum. The arbitration shall be decided by a single arbitrator, unless any party to such arbitration requests a panel of three arbitrators, in which case the arbitration shall be conducted by a panel of three arbitrators (such arbitrator or arbitrators herein being referred to as "the arbitrator"). The arbitrator shall decide the dispute in accordance with applicable substantive law consistent with the Federal Arbitration Act. The decision rendered by the arbitrator shall be in writing, provided, however, that the arbitrator need not provide a statement of reasons unless one is requested by a party to the arbitration. The decision of the arbitrator shall be final and binding, subject to judicial intervention or review only to the extent allowed under the Federal Arbitration Act. The award of the arbitrator may be entered as a judgment in any court having jurisdiction. If you initiate the arbitration, such arbitration shall be held in Bergen County, New Jersey. If we initiate the arbitration, such arbitration shall be held in the state indicated in your address as set forth herein.

The party initiating the arbitration shall pay the filing fee. If you file the arbitration and a decision is awarded in your favor, we will reimburse you for the filing fee. If there is a hearing, we shall pay the fees and costs for the first day of the hearing. If any party requests a panel of three arbitrators, the party making the request shall pay the fees of the additional arbitrators unless the arbitrator rules otherwise. All other fees and costs will be allocated in accordance with the rules of the applicable arbitration forum. Each party shall bear the expense of its own counsel, experts, witnesses and other expenses, regardless of which party prevails, except to the extent the arbitrator assesses fees or costs of the arbitration to any party pursuant to applicable substantive law.

No class action, private attorney general or other representative claims may be pursued in arbitration, it being expressly understood and agreed that the arbitration of all claims must proceed on an individual (non-class and non-representative) basis. Claims of two or more persons may not be joined, consolidated or otherwise brought together in the same arbitration, whether or not the claim may have been assigned, unless those persons are parties to a single transaction.

NOTHING HEREIN SHALL BE DEEMED TO LIMIT OR CONSTRAIN OUR RIGHT TO RESORT TO SELF-HELP REMEDIES OR TO OBTAIN PROVISIONAL REMEDIES SUCH AS INJUNCTIVE RELIEF OR ATTACHMENT FROM A COURT HAVING APPROPRIATE JURISDICTION.

NOTWITHSTANDING THE PROVISIONS OF THIS SECTION ENTITLED "ARBITRATION", ANY PARTY MAY BRING AN ACTION IN AN APPROPRIATE COURT OF LAW FOR THE RECOVERY OF DAMAGES WHERE THE AGGREGATE AMOUNT OF SUCH RELIEF (INCLUDING ATTORNEYS' FEES AND COURT COSTS) BEING SOUGHT IS NOT MORE THAN $10,000. SUCH A LAWSUIT MAY BE BROUGHT BY US OR YOU ONLY, NOT BY OR FOR ANY CLASS OR GROUP OF PERSONS HAVING SIMILAR CLAIMS. IF SUCH A LAWSUIT IS BROUGHT BY US OR YOU, AND THE OTHER PARTY TO SUCH LAWSUIT FILES A COUNTERCLAIM, CROSS-CLAIM OR THIRD-PARTY CLAIM SEEKING TO RECOVER MORE THAN $10,000, THEN THAT COUNTERCLAIM, CROSS-CLAIM OR THIRD-PARTY CLAIM MUST BE ARBITRATED IN ACCORDANCE WITH THE PROVISIONS OF THIS ARBITRATION SECTION (not including this paragraph).

NEITHER WE NOR YOU SHALL BE DEEMED TO HAVE WAIVED ANY ARBITRATION RIGHTS SET FORTH HEREIN BY EXERCISING ANY SELF-HELP OR BY HAVING FILED ANY CLAIM IN ANY COURT SEEKING TO RECOVER AN AGGREGATE AMOUNT OF NOT MORE THAN $10,000.

The terms and provisions of this section entitled "Arbitration" shall survive termination, transfer or assignment of this Lease.

18. ENTIRE AGREEMENT: This Lease contains the entire agreement between the parties and no modifications of this Lease shall be effective unless in writing and signed by both parties. All of our rights, privileges and indemnities under this Lease shall survive expiration or termination and be enforceable by us and our successors and assigns.

LESSEE:	SIGNATURE:	PRINT NAME/TITLE	ACCEPTED ON:
Oxysure Systems Incorporated	X [signature]	JULIAN ROSS, CEO	9/13/07

ACCEPTED BY:

LESSOR:	BY:	PRINT NAME/TITLE	ACCEPTED ON:
CITICORP VENDOR FINANCE, INC. ONE INTERNATIONAL BLVD, MAHWAH, NJ 07430-0631			

citicapital

Schedule A

Schedule forming part of Lease between Citicorp Vendor Finance, Inc., Lessor and Oxysure Systems Incorporated ____________, Lessee, dated ____________, Lease Agreement No. 200384559.

Description of Equipment
2 Stratton Chair SKU 665967 43 Lane Chairs SKU 581691 10 Lane Chairs SKU 627442

This schedule including all attachments, accessories, additions, and substitutions shall here after form part of the aforementioned lease.

Lessee Signature:

By: X [signature] Date: 9/13/07
Authorized Signature (Corporate Officer, Partner or Proprietor)

JULIAN ROSS, CEO
Print or Type Name/Title:

For: ____________

Legal Name of Corporation or Partnership: Oxysure Systems Incorporated

Accepted By Lessor: Citicorp Vendor Finance, Inc.

By: X ____________ Date: ____________
Authorized Signature (Corporate Officer, Partner or Proprietor)

____
Print or Type Name/Title:

For: ____________

Legal Name of Corporation or Partnership: ____________